================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 15, 2008

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

                 Nevada                                 88-0408274
       ---------------------------              ---------------------------
     (State or Other Jurisdiction of          IRS Employer Identification No.)
             Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)


                        6370 Nancy Ridge Drive, Suite 112
                          San Diego, California, 92121
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

       (e) On September 15, 2008, we entered into an employment agreement with Michael J. Andrews, our President and Chief Executive Officer, which contains the following terms:

o      Mr. Andrews will earn a base salary of $250,000 per year.

o The agreement is "at will" as defined under applicable law, and either party may terminate Mr. Andrews employment with the Company at any time for any reason, and with or without Cause (as defined in the employment agreement) or notice, provided, however, that if Mr. Andrews resigns or if the Company terminates him without Cause, either party, as the case may be, must provide the other with at least ninety (90) days prior written notice of an intention not to continue this Agreement. Upon delivery of such a written notice Mr. Andrews employment hereunder shall terminate on the close of business on the last day of the ninety (90) day notice period.

o During the term of the agreement the Company has agreed to recommend to the nominating and governance committee, and to the board, that Mr. Andrews be included on management's slate of directors at each meeting of our stockholders at which directors are elected and that he continue to serve as a member of the executive committee of the board.

o If Mr. Andrews's employment is terminated by us without Cause, Mr. Andrews will be entitled, subject to his execution of a general release of claims, to a severance payment equal to three months' base salary. The severance payment will be paid within 60 calendar days of such termination.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit 99.1   Michael Andrews Employment Agreement


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2008                             MICROISLET, INC.


                                             By: /s/ Brian Conn
                                                 -------------------------------
                                                 Brian Conn
                                                 Chief Financial Officer